UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Concentrix Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your VOTE Counts!
CONCENTRIX CORPORATION
2021 Annual Meeting
Vote by April 19, 2021, 8:59 PM PT.
For shares held in the company’s 401(k) Plan,
vote by April 15, 2021, 8:59 PM PT.

CONCENTRIX CORPORATION
44111 NOBEL DRIVE
FREMONT, CA 94538

You invested in CONCENTRIX CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 20, 2021.

Get informed before you vote
View the Combined Annual Report and Proxy Statement online OR you can receive a free paper copy of voting material(s), by requesting prior to April 6, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and vote without entering a control number	April 20, 2021 10:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/CNXC2021

* Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of eight directors for one-year terms expiring at the Annual Meeting of Stockholders in 2022 or until their respective successors are duly elected and qualified:
Nominees:
1a. Christopher Caldwell	For
1b. Teh-Chien Chou	For
1c. LaVerne Council	For
1d. Jennifer Deason	For
1e. Kathryn Hayley	For
1f. Kathryn Marinello	For
1g. Dennis Polk	For
1h. Ann Vezina	For
2. Ratification of the appointment of KPMG LLP as the Company’s independent public registered accounting firm for fiscal year 2021;	For
3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers; and	For
4. Approval, on an advisory basis, of the frequency of advisory votes on the compensation of the Company’s named executive officers.	1 Year
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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